WSFS Financial Corporation EXHIBIT 99.2 1Q 2020 Earnings Release Supplement April 27, 2020

Forward Looking Statements and Non-GAAP Financial Measures Forward Looking Statements This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the uncertain effects of the COVID-19 pandemic and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail the Company's Form 10-K for the year ended December 31, 2019 and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include adjusted net income, core net revenue, core noninterest income, core noninterest expense, core pre-provision net revenue ("PPNR"), core PPNR to average assets ratio and related measures. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For reconciliations of these non-GAAP measures to their comparable GAAP measures, see Appendix 2 and our Earnings Release filed as Exhibit 99.1 to our April 27, 2020 8-K filing. 2

Table of Contents COVID-19 Preparedness and Response Page 4 Customer Support and Relief Programs Page 5 Channel Strategy and Digital Adoption Page 6 1Q 2020 Financial Highlights Page 7 1Q 2020 CECL Overview Page 8 Capital Position and Stress Scenarios Page 9 Financial Strength and Performance Page 10 NIM and Pre-Provision Net Revenue (PPNR) Trends Page 11 Appendix 1: Loan Portfolio Page 12 Appendix 2: 1Q 2020 Reported Results and Reconciliation of Non-GAAP Financial Information Page 18 3

COVID-19 Preparedness and Response Management Response Associate and Community Initiatives Business and Consumer Support Implemented our well-tested • Retail office Associate schedules • Drive-thru service only at retail offices Business Continuity Plan, including: adjusted to balance work and family beginning March 17th (4 days on / 4 days off) • Over 1,000 Associates began working • Phased approach to retail office closures th from home on March 16 • Enhanced Associate benefit programs with 85% accessible through March and currently nearly two-thirds of Retail • Daily Task Force meetings and updates including: offices serving Customers to all Associates • Additional paid personal time off; • Loan closings, safe deposit box access, • Weekly update meetings with the Board • Increased compensation during and urgent notary services available by and Executive Management response period; • Financial relief initiatives; and appointment with appropriate • Frequent dialogue with Federal, State • Expanded COVID-19 health preventive measures and Local agencies benefits • National businesses Wealth • Enhanced monitoring against • $3 million contribution to the WSFS Management, Cash Connect®, and cybersecurity threats Community Foundation bolstering NewLane Finance are fully operational support for COVID-19 and other critical with Associates working from home community initiatives Our Associates health, well-being and safety is our top priority, and by extension, we are caring for our Customers and our Communities 4

Customer Support and Relief Programs • $1.6 billion of Customer loans receiving deferred payments (over 99% 90 days or Payment Deferral Loan Modifications as of April 17th less) resulting in ~$11 million of monthly cashflow support to our Customers as of # of % of th ($ in '000's) Loans $ Portfolio April 17 C&I 795 $ 580,709 28% CRE 375 531,308 24% • SBA Paycheck Protection Program (“PPP”): +2,400 loans and over $770 million Owner Occupied 432 328,586 25% processed through April 17th; expected to generate approximately $20 million of Construction 31 75,662 12% Total Commercial (ex Leases) 1,633 $ 1,516,264 24% pretax fees over the life of the loan through net interest margin Leases 655 $ 30,679 15% Residential Mortgage 168 37,120 4% • Customer draws of over $69 million of existing revolving lines of credit as of March Education 98 5,188 4% 31, 2020 Consumer 116 4,488 1% Credit Cards 16 199 2% • Providing SBA disaster assistance for businesses in Delaware, New Jersey and Total 2,686 $ 1,593,938 19% 1 Pennsylvania Select Commercial Industry Sectors # of % of • Waiving minimum balance fees or direct deposit requirements from April to June ($ in '000's) Loans $ Portfolio Real Estate Rental and Leasing (ex Retail) 373 $ 369,049 18% 2020 Retail2 237 346,539 36% Hotel2 36 291,968 65% • Waived early withdrawal penalties for all Certificate of Deposits (CDs) and Other Services (ex Public Admin) 210 100,346 26% Individual Retirement Accounts (IRAs) Food Service2 184 92,608 48% Health Care and Social Assistance 175 77,684 28% • Immediate increase in remote deposit limits to reduce the need for Customers to Manufacturing 56 58,030 20% make in-person deposits Construction 89 33,081 6% All Other 273 146,959 13% Total Commercial (ex Leases) 1,633 $ 1,516,264 24% 1 Amounts are included in total $1.6 billion of loan modifications through April 17, 2020 5 2 See Appendix for additional information related to these industry sectors

Channel Strategy and Digital Adoption Channel Volumes 1 • Since COVID-19 pandemic, WSFS supported consistent volumes of total 150% 141% 140% deposit transactions with a significant shift from physical to mobile 127% 130% 121% 120% 114% 110% 102% 104% 105% 100% 99% 96% • Increased digital and remote banking volume demonstrates versatile 100% 92% 90% 83% and adaptable channel strategy, while managing a significant increase 80% in contact center volume due to COVID-19 impact and relief programs 70% 59% 60% 50% 2019 Mthly Avg Jan 2020 Feb 2020 Mar 2020 Apr 2020 Est • Branch Net Promoter Score (NPS) has remained at strong levels of 75 Branch Transactions Mobile Deposits Contact Center Calls Handled through March and early April. Surveys conducted utilizing Medallia, a newly implemented Customer Experience management platform that MyWSFS Adoption and delivers surveys to Customers based upon retail office visits and Usage Growth2 583% provides real-time feedback 600% 500% • MyWSFS, launched in 2019, offers a secure mobile application that 382% 400% enables communication directly and in real-time with a WSFS Associate 300% to support Customer’s banking needs from any location 200% 100% • Almost 400% increase in adoption and 500% in usage from March 3/2/2020 4/2/2020 to April 2020. Adoptions Conversations 1 Chart reflects monthly volume in 2020 indexed to average monthly 2019 volume 2 Chart reflects weekly growth in myWSFS Adoption and Conversations indexed to the week of March 2, 2020 6

1Q 2020 Financial Highlights Strong fundamental operating performance as pre-provision net revenue (PPNR)1 continues strong trend since the Beneficial combination. Significant excess capital levels and liquidity capacity. 1Q 2020 • Core results include adoption of CECL; COVID-19 impact on macroeconomic drivers (1) $ in millions (expect per share amounts) Core used in our CECL modeling resulted in increased provision of $56.6 million, EPS $0.23 reducing core EPS by $0.84 and core ROA by 1.43% for 1Q 2020 PPNR (1) $71.5 • Loans increased $80.3 million from 4Q 2019. Excluding purposeful run-off portfolios, loans increased $176.5 million, or 10% annualized, during the quarter ROA 0.39% • Customer funding increased $85.3 million from 4Q 2019. Core deposits increased ROTCE(1) 4.44% $169.7 million, or 9% annualized, during the quarter NIM 4.38% • Core net revenue (1) of $155.6 million increased $35.0 million, or 29%, from 1Q Fee Income/Total Revenue(2) 25.3% 2019(4) Efficiency Ratio 54.0% • Core noninterest expense (1) increased $17.6 million, or 26%, from 1Q 2019, (3) ACL Coverage Ratio 1.60% creating 3 percentage points of positive core operating leverage and resulting in a core efficiency ratio of 54.0% compared to 55.1% for 1Q 2019 Loan to Deposit Ratio 90% • Core pre-provision net revenue (PPNR) (1) increased $4.8 million, or 7%, from 4Q Tier 1 Risk-Based Capital 13.41% 2019 and $17.5 million, or 32% from 1Q 2019 (1) This is non-GAAP financial information and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 2 and our Earnings Release filed at Exhibit 99.1 to our April 27, 2020 8-K filing for a summary of our 1Q 2020 reported results and a reconciliation of non-GAAP financial information (2) Tax-equivalent 7 (3) Core operating leverage is a non-GAAP financial measure calculated as the difference between core net revenue growth and core noninterest expense growth (4) 1Q 2019 includes one month combined with Beneficial

1Q 2020 CECL Overview Consensus Economic Outlook expects 2Q’20 1Q’20 ACL Drivers GDP Growth of -15% and Unemployment of ~9% (in millions) ACL by Segment January 1, 2020 March 31, 2020 • ($ thousands) CECL Adoption CECL Day 1 CECL adoption was approximately $36 million, driven by: % of % of o Estimated life of loan losses Portfolio Loan Segment Amount Amount Segment Segment o Mix of organic and acquired loans C&I $ 40,327 1.99% $ 62,328 2.96% o Economic forecast as of Jan 1, 2020 Construction 4,572 0.78% 5,198 0.82% • 1Q-20 ACL impacted by COVID–19’s effect on economic drivers CRE Investor 9,114 0.41% 26,600 1.19% Owner Occupied 3,144 0.24% 9,541 0.72% • Including estimated remaining credit mark on acquired loan Leases 1,989 0.77% 3,442 1.34% portfolio, coverage ratio is 2.19% Mortgage 8,903 0.90% 11,593 1.22% HELOC & HEIL 9,387 1.27% 12,552 1.69% • Strong capital levels allow for 1/1/2020 adoption of CECL; Installment - Other 3,824 3.82% 4,445 5.17% 2020-2022 capital phasing Other 1,899 0.33% 3,382 0.81% Total $ 83,159 0.96% $ 139,081 1.60% 8

Capital Position and Stress Scenarios Well Positioned in Current Environment and Compared to beginning of Great Recession1 Common Equity Tier-1 Capital 2-Year Stress Scenario • WSFS Bank’s Common Equity Tier-1 Capital Ratio was a strong 13.52% at 14.00% end of 2019 compared to 10.97% at the beginning of Great Recession 14.01% 13.52% • Capital stress testing, completed annually, indicates the Bank is well 12.00% positioned to absorb losses experienced during the Great Recession. 10.97% 11.20% Severely adverse scenario assumes nearly 2 times the loss rates of the 10.00% Great Recession 8.00% • Severely adverse scenario assumes incremental $592 million of provision for credit losses over 2 years. WSFS could also absorb an additional $414 million of losses during that period and remain well-capitalized 6.00% 3Q 2008 4Q 2019 4Q 2021 (Severely Adverse) Well – Capitalized (6.50%) Strong capital position supported our quarterly stockholder cash dividend of $0.12 per share of common stock to be paid in May 2020; share repurchases temporarily suspended and planned to be revaluated at a later time 1 Analysis assumes financial data as of September 30, 2008 as beginning of Great Recession 9

Financial Strength and Performance Significantly Stronger Financial Performance Compared to Beginning of Great Recession1 Core ROA2 Core PPNR2 1.60% $300,000 2.50% 1.61% 2.31% 1.20% 264,789 $200,000 2.00% 0.80% 0.85% $100,000 1.50% 0.40% 1.53% 48,780 0.00% $0 1.00% TTM 3Q'08 TTM 4Q'19 3Q 2008 TTM 4Q 2019 TTM Core PPNR PPNR/Average Assets • Core ROA nearly 2 times greater and Core PPNR over 5 times greater than compared to period entering the Great Recession • Increased geographic footprint and well-diversified revenue sources, including over 20 fee income sources, provides increased sustainability and strength • 4Q’19 trailing twelve months (TTM) Loan to Customer Deposit ratio of 92% compared to 147% entering the Great Recession • Strong liquidity level with significant access to multiple market rate funding sources including over $4 billion of available wholesale borrowing capacity; utilizing only 9% of borrowing capacity at March 31, 2020 1 Analysis assumes financial data as of September 30, 2008 as beginning of Great Recession 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 2 10 for a reconciliation to GAAP financial information

NIM and Pre-Provision Net Revenue (PPNR) Trends Net Interest Margin (NIM)1 CORE PPNR1,2 4.75% 4.37% 4.38% 3.85%–3.95%1 $140,000 3.00% 4.50% $120,000 2.16% 2.36% 0.13% 0.23% 2.41% 2.27% 2.50% 4.25% 0 1.65-1.70%1 0-0.10%% $100,000 4.00% 0.35% 2.00% 0.31% $72,986 $80,000 $71,151 $66,632 $71,481 3.75% 0.30% $50-$55 mm1 1.50% 3.50% $60,000 1.00% 3.89% $40,000 3.25% 3.84% 3.55% 0.50% 3.00% $20,000 2.75% $0 0.00% 2.50% 2Q'19 3Q'19 4Q'19 1Q'20 2Q'20 2H 2019 1Q 2020 2Q 2020 Outlook Estimate NIM Ex Accretion Modeled BNCL Accretion Incremental BNCL Accretion Core PPNR PPNR/Avg Assets (annualized) • • 1Q 2020 NIM includes 23bps of incremental purchased loan accretion Core PPNR as a percentage of average assets expected to decline in 2Q with 14bps from one large commercial loan payoff that refinanced a 2020 due primarily to decline in NIM resulting from 150 bps decrease in significant portion with WSFS the Fed Funds rate in March. In addition, lower fee Income expected due to a decline in transaction volume, lower AUM, and lower Cash • 2Q 2020 NIM outlook includes the full quarter impact of the 150 bps Connect fees (offset in costs) decrease in the Fed Fund rate in March • First round of PPP on loans originated through April 17, 2020 includes • Deposit and Loan betas are ~30% for down rate cycle. Deposits beta estimated processing fees of approximately $20 million to be earned driven by mix of indexed and managed deposit accounts and loans due over the life of the loan through net interest margin to variable loan resets and new loan originations 1 Excludes impact of CARES Act Payment Protection Program (PPP) including the accretion of earned fees 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 2 11 for a reconciliation to GAAP financial information

Appendix: Loan Portfolio

Balance Sheet Composition at March 31, 2020 Loan to Deposit Ratio - 90% Asset Composition Funding Composition Assets: $12.3 Billion; Net Loans: $8.5 Billion Total Funding: $12.3 Billion; Customer Deposits: $9.4 Billion Time CRE, 26% 13% Non-interest Net Loans 69% Consumer, DDA 25% Customer Deposits 77% 13% C&I, 40% Money Market & Residential Savings 40% Interest DDA Mortgage, 12% 22% Other Non- Construction, 7% Earning Assets 9% Commercial Leasing, 2% Other • Commercial loans comprise • Core deposits represent Liabilities 3% Cash Other Investments 19% 73% of the loan portfolio 87% of total customer Equity 15% Connect Borrowings deposits 3% • 85% of consumer loans are 5% secured • Non-interest and very low • Investments composed of high quality, interest DDA (WAC 46 bps) marketable investment grade securities • Low credit card exposure: represent 47% of customer with low credit risk with more than 90% in $10.5 million at March 31, 2020 funding MBS issued by GNMA, FNMA or FHLMC 13

Commercial Loan Portfolio at March 31, 2020 C&I and Owner Occupied - $3.4 billion CRE Investor and Construction - $2.8 billion Real Estate Rental Special Use & Mixed Use, Flex, Warehouse, Well Diversified and Granular and Leasing, 10% Other, 4% 1% Self-Storage, Other, 20% General Industrial, • No single industry, CRE, project, or Residential 9% individual borrower concentrations Accommodation Multi-Family, Wholesale and Food Services, 26% • House Limit: $70 million at Trade, 5% 17% Office, 20% 3/31/2020 • 3 relationships >$50 million Professional, 1 Scientific and • CRE - 208% Other Services Technical • 2 Services, 6% (except Public CLD - 57% Administration), 11% Health Care Residential 1- • In compliance with all 20 Board and Social 4, 11% approved concentration limits at Assistance, Retail Trade, Construction, Retail, 30% 7% 8% March 31, 2020 8% Manufacturing, 9% No or Low Exposure Industries3: • No direct exposure to Energy, Casinos & Gambling, and Cruise Lines • Less than $15 million combined exposure to Movie Theaters, Amusement, and Aviation 1 Defined as the sum of CRE and Construction (excluding owner occupied) exposures divided by the sum of Tier-1 Capital and ACL. 2 Defined as Construction and land development (excluding owner occupied) exposure divided by the sum of Tier-1 Capital and ACL 14 3 As defined by the North American Industry Classification System (NAICS)

Retail and Food Service Portfolios at March 31, 2020 Retail Food Service1 Loan Type # of Outstanding Average Loan Type # of Outstanding Average ($ in millions) Loans Balances Outstanding ($ in millions) Loans Balances Outstanding CRE/Construction 605 $744.2 $1.2 C&I 364 $108.9 $0.3 C&I 583 $127.1 $0.2 Owner-Occupied 140 $70.0 $0.5 Owner Occupied 271 $146.8 $0.5 CRE/Construction 22 $15.2 $0.7 Total 1,459 $1,018.1 $0.7 Total 526 $194.1 $0.4 • Average loan size of $700,000 • Average loan size of $400,000 • 11 CRE borrowers individually over $10 million, or ~16% of retail CRE, with • $78.6 million, or ~40%, of the exposure is comprised of loans of less than largest loan of $33 million $100K o ~70% anchored by grocery stores • Only 2 borrowers over $10 million; largest is $17 million • No exposure to indoor shopping malls; limited exposure to power centers • 6 of the 7 largest borrower exposures are associated with multi-site • No Owner Occupied or C&I loans over $10 million; largest is $9 million operations o 7 of the 10 largest loans are a mix of grocery stores, other food stores, pharmaceutical providers and furniture stores 1 Reflects 11 unique NAICS codes covering Restaurants, Bars, Caterers, Mobile Food Services, and Food Service Contractors 15

Hotel Portfolio at March 31, 2020 Hotels1 • Conservative credit underwriting with maximum loan-to-value of 75% and debt service coverage ratio of 1.30 times at original loan Loan Type # of Outstanding Average underwriting ($ in millions) Loans Balances Outstanding CRE 72 $386.0 $5.4 • 4 loans over $20 million; largest loan of $45.5 million of exposure covering 3 separate properties Construction 10 $62.9 $6.3 o Other Brand category includes one $24 million relationship Total 82 $449.0 $5.5 with 40+ properties • Over 50% of exposure is in Pennsylvania and primarily in large EXPOSURE BY BRAND metro markets Other 8% Marriott, • Business focused hotels represent over two-thirds of exposure 25% with leisure/resort style less than one-third Independent 23% • Over two-thirds of hotel exposure to large brands (Hilton, Marriott, and InterContinental) Hilton, 33% • Independently operated hotels includes largest relationship InterContinetal mentioned above 11% 1 NAICS Code 721110 – Hotels (except Casino Hotels) and Motels 16

1Q 2020 Loan and Deposit Growth Loans - 1Q'20 vs 4Q'19 and 1Q'19 Mar Dec Mar 1Q'20 $ Annualized YOY $ YOY % • We are ahead of schedule after the first year of ($ in millions) 2020 2019 2019 Growth % Growth Growth Growth executing our strategy to optimize our loan mix towards C & I Loans $3,412 $ 3,341 $ 3,389 $ 71 8% 24 1% Commercial Mortgages 2,223 2,212 2,346 11 2% (122) -5% relationship-based, higher yielding C&I loans Construction Loans 626 579 574 48 33% 52 9% Commercial Leases 202 190 144 12 26% 58 40% Total Commercial Loans 6,463 6,322 6,453 141 9% 11 0% • Loan growth impacted by anticipated declines in run-off Residential Mortgage (HFS/HFI/Rev Mgt) 1,055 1,100 1,147 (45) -16% (92) -8% Consumer Loans 1,118 1,134 1,136 (15) -4% (18) -2% portfolios; loans grew 10% during 1Q 2020 on an Total Gross Loans 8,636 8,556 8,736 80 4% (100) -1% annualized basis excluding run-off Run-Off Portfolios Residential Mortgage (HFI) 956 1,001 1,100 (45) -18% (144) -13% Student Loans Acquired from BNCL 123 128 135 (5) -11% (12) -8% • Deposit growth impacted by sale of five legacy Beneficial Auto Loans Acquired From BNCL 40 49 80 (9) -74% (40) -51% Participation portfolios (CRE) from BNCL 210 233 286 (23) -39% (76) -28% branches ($178 million of deposits) to Bank of Princeton Leveraged Loans (C&I) from BNCL 12 26 83 (14) nm (71) -86% Total Run-Off Portfolios 1,340 1,437 1,683 (96) -27% (343) -20% in 2Q 2019. Excluding this sale, core deposits increased Gross Loans ex Run-Off Portfolios 7,296 7,119 7,053 177 10% 243 3% 5% YOY as we have exceeded our original Beneficial Deposits - 1Q'20 vs 4Q'19 and 1Q'19 attrition expectations Mar Dec Mar 1Q'20 $ Annualized YOY $ YOY % ($ in millions) 2020 2019 2019 Growth % Growth Growth Growth Noninterest Demand $2,315 $ 2,189 $ 2,191 $ 126 23% 124 6% Interest Demand Deposits 2,093 2,130 2,069 (36) -7% 24 1% Savings 1,595 1,563 1,721 32 8% (127) -7% Money Market 2,149 2,100 1,900 49 9% 249 13% Total Core Deposits 8,152 7,982 7,882 170 9% 270 3% Customer Time Deposits 1,272 1,357 1,476 (84) -25% (204) -14% Total Customer Deposits1 9,424 9,339 9,358 85 4% 66 1% 1 Customer Deposits as of March 31, 2020 reflect the sale of 5 branches ($178 million of deposits) to Bank of Princeton in 2Q 2019 17

Appendix 2: 1Q 2020 Reported Financial Results and Reconciliation of Non-GAAP Financial Information

1Q 2020 Reported Financial Results 1Q 2020 • GAAP results for 1Q 2020 were significantly impacted by the economic effects of the COVID-19 pandemic and our adoption of $ in millions (expect per share amounts) the Current Expected Credit Loss method of accounting (CECL), Net Revenue $157.0 primarily reflected in additional provision for credit losses of Non-Interest Expense $88.5 $56.6 million for the quarter Net Income attributable to WSFS $10.9 • 1Q 2020 GAAP Results include: Pre-Provision Net Revenue (PPNR) (1) $68.5 • $3.0 million (pre-tax) contribution, or $0.04 per share, to EPS $0.21 the WSFS Community Foundation ROA 0.36% • $1.3 million (pre-tax), or $0.02 per share (after-tax) of net ROTCE(1) 4.13% corporate development and restructuring costs related to our acquisition of Beneficial NIM 4.38% • $2.9 million (pre-tax), or $0.04 per share (after-tax), from (2) Fee Income/Total Revenue 26.0% unrealized gains in Visa Class B shares and a $2.2 million Efficiency Ratio 56.3% (pre-tax), or $0.03 per share (after-tax) charge due to an ACL Coverage Ratio 1.60% impairment charge on our investment in Spring EQ Loan to Deposit Ratio 90% • GAAP results reflect our acquisition of Beneficial Bancorp, Inc. Tier 1 Risk-Based Capital 13.41% (Beneficial) on March 1, 2019 (1) This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix 2 for a reconciliation to GAAP financial information (2) Tax-equivalent 19

Reconciliation of Non-GAAP Financial Information Reconcilation of Non-GAAP Financial Information: PPNR and Core PPNR $ in 000's 4Q'07 1Q'08 2Q'08 3Q'08 TTM 3Q'08 Net Income $ 7,496 $ 7,246 $ 6,700 $ 5,510 $ 26,952 Plus: Income Tax Provision 1,533 2,902 3,735 2,957 11,127 Plus: Provision for Credit Losses 2,376 2,390 2,433 3,502 10,701 Pre-Provision Net Revenue $ 11,405 $ 12,538 $ 12,868 $ 11,969 $ 48,780 Core Pre-Provision Net Revenue $ 11,405 $ 12,538 $ 12,868 $ 11,969 $ 48,780 Average Assets $ 3,142,738 $ 3,179,528 $ 3,165,461 $ 3,214,159 $ 3,175,472 PPNR/Avg Assets (annualized) 1.44% 1.60% 1.61% 1.48% 1.53% (1) WSFS did not present non-GAAP financial information in the above presented periods. $ in 000's 1Q'19 2Q'19 3Q'19 4Q'19 TTM 4Q'19 1Q'20 Net Income $ 12,930 $ 35,969 $ 53,595 $ 45,424 $ 147,918 $ 10,567 Plus: Income Tax Provision 6,260 10,091 15,902 14,199 46,452 1,288 Plus: Provision for Credit Losses 7,654 12,195 4,121 1,590 25,560 56,646 Plus/Less: Core Adjustments (1) 27,176 14,731 (2,467) 5,419 44,859 2,980 Core Pre-Provision Net Revenue $ 54,020 $ 72,986 $ 71,151 $ 66,632 $ 264,789 $ 71,481 Average Assets $ 9,099,176 $ 12,122,966 $ 12,418,420 $ 12,226,162 $ 11,466,681 $ 12,159,524 PPNR/Avg Assets (annualized) 2.41% 2.41% 2.27% 2.16% 2.31% 2.36% (1) For detail on our core adjustments for 1Q'20, 4Q'19 and 1Q'19, refer to our Earnings Release filed at Exhibit 99.1 to our April 27,2020 8-K filing. For detail on our core adjustments for 2Q'19 and 3Q'19, refer to our Earnings Release filed at Exhibit 99.1 to our October 22,2019 8-K filing. Reconcilation of Non-GAAP Financial Information: ROA and Core ROA $ in 000's 4Q'07 1Q'08 2Q'08 3Q'08 TTM 3Q'08 TTM 4Q'19 Net Income Attributable to WSFS $ 7,496 $ 7,246 $ 6,700 $ 5,510 $ 26,952 $ 148,809 Plus/Less: Core Adjustments (after-tax) (1) - - - - - 36,295 Adjusted Net Income attributable to WSFS $ 7,496 $ 7,246 $ 6,700 $ 5,510 $ 26,952 $ 185,104 Average Assets $ 3,142,738 $ 3,179,528 $ 3,165,461 $ 3,214,159 $ 3,175,472 $ 11,477,856 ROA 0.95% 0.92% 0.84% 0.68% 0.85% 1.30% Core ROA 0.95% 0.92% 0.84% 0.68% 0.85% 1.61% (1) WSFS did not present non-GAAP financial information in 2007 or 2008. For detail on our core adjustments for 2019, refer to our Earnings Release filed at Exhibit 99.1 to our January 22, 2020 8-K filing. 20

WSFS Mission, Vision, Strategy and Values 21

Stockholders or others seeking information regarding the Company may call or write: WSFS Financial Corporation Investor Relations WSFS Bank Center 500 Delaware Avenue Wilmington, DE 19801 302-504-9857 stockholderrelations@wsfsbank.com www.wsfsbank.com Rodger Levenson Dominic C. Canuso Chairman, President and CEO Chief Financial Officer 302-571-7296 302-571-6833 rlevenson@wsfsbank.com dcanuso@wsfsbank.com 22